                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06565

                           H&Q LIFE SCIENCES INVESTORS
               (Exact name of registrant as specified in charter)

               30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 (Address of principal executive offices)(Zip code)

     Daniel R. Omstead, 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 617-772-8500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2003 to March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

[GRAPHIC]

SEMIANNUAL REPORT

MARCH 31, 2004

     To our Shareholders:

At quarter end on March 31, 2004, the net asset value per share of your Fund was $17.78. During the six month period ending March 31, 2004, total return at net asset value of your Fund was 11.1%, a change that was unfavorable to the comparative indices listed below. During the most recent quarter ending March 31, 2004, the total return at net asset value of your Fund was 7.0%, a change that was favorable to all but one of these same indices. The total return at market was 14.8% during the six month period ended March 31, 2004 and was 8.4% during the most recent quarter ended March 31, 2004.

                                      FISCAL YEAR TO DATE   QUARTER ENDED
                                           (6 MONTHS)          3/31/04
                                      -------------------   -------------
Net Asset Value                             +11.1%              +7.0%
AMEX Biotech Index                          +16.1%              +7.4%
Dow Jones Industrial Average                +11.7%              -0.9%
NASDAQ Industrials                          +19.3%              +4.0%
Russell 2000                                +21.0%              +6.0%

In the first calendar quarter of 2004, there were several positive signs for the general economy. Overall economic growth was solid and consumer sales continued to be strong. Rebates, associated with recent tax reductions, are likely to make additional resources available to consumers (although we hope that some of this one time benefit will be allocated to savings). As of May 2004, the Federal Reserve continues to maintain interest rates at historically low levels. And after a relatively long period, it appears that there may be an upward trend in the creation of new jobs. Furthermore, business activity appears to be increasing. First quarter reports from a number of companies and sectors have been positive. All these trends are encouraging for the short term. On the other hand, there are also factors which give us concern. Energy prices are increasing. We believe there is general concern that interest rates, while low, will increase if and when the Federal Reserve reacts to the potential for economic inflation. And, most concerning to us, is the geopolitical situation in general and the conflict in Iraq, in particular. We are unclear about the exit strategy in Iraq and worry about the intermediate term impact on the economy. Overall, we think that the positives outlined above will dominate in the near term but that there will be some volatility in stock prices. In the intermediate term we are less certain.

As for the healthcare sector, we continue to be generally upbeat, particularly in the long term. As we have said several times, demographics favor this sector. The population is getting older and healthcare spending increases as people age. Having said this, the first calendar quarter of 2004 was not a good one for large pharmaceutical companies as they generally lagged the broader market. Apparently, there is concern among investors about product pipelines, pricing power and generic competition in the large pharma group. In our view there is some basis for these concerns. However, we have generally high regard for the management teams of companies in this group and think, on a select basis, that there is opportunity for upside appreciation.

In contrast to the large pharma group, the biotechnology sector performed well in the first quarter. This was likely due to continued evidence of maturation of the group, as evidenced by product approvals and other positive developments. Two products in the cancer area, Genentech's Avastin and Imclone's Erbitux have been recently approved, and are of particular note. Many analysts believe these will be very successful drugs. We think such approvals are crucial to the general advancement of the group.

The recent development of the initial public offering market for biotechnology stocks is also a good sign for the sector. More than a dozen companies have completed IPOs in recent months after a period of several years in which there was little or no market for such offerings. Furthermore, the stock price of a good number of these stocks has risen since their IPO. A number of other companies are in registration, with the intent to test the public market. We think that the demand for new public companies is good for the sector and encouraging for your Fund.

During the first calendar quarter of 2004, your Fund established positions in Elan, Cyberonics, and Genta and increased its positions in Durect, Genzyme, United Therapeutics and Vivus. Your Fund also made follow on investments in TherOx and Zyomyx. In addition, one of the Fund's venture investments, Novacept, was acquired by Cytyc. The Fund sold out of its position in Vicuron Pharmaceuticals and EP MedSystems and decreased its ownership of deCODE Genetics, Endocardial Solutions, and Sontra Medical.

As always, we encourage the Fund's shareholders to contact us with any questions or concerns you may have relating to the Fund.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                           H&Q LIFE SCIENCES INVESTORS

                                 PRIVACY NOTICE

     If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

     If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

                        CHANGE IN INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ("PwC") had been selected as the independent accountants of the Fund for its fiscal year ending September 30, 2004. On May 7, 2004, PwC resigned as the Fund's independent accountants for its fiscal year ending September 30, 2004 effective upon the completion of services related to the Fund's semi-annual financial statements. The reports provided by PwC for the fiscal years ending September 30, 2002 and September 30, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through May 31, 2004, there have been no disagreements between PwC and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused PwC to reference the subject matter of the disagreements in its report on the financial statements for such years. The Fund is currently seeking to retain new independent auditors for its fiscal year ending September 30, 2004.

                           H&Q LIFE SCIENCES INVESTORS

[CHART]

                                    PORTFOLIO
                              AS OF MARCH 31, 2004

                          RESTRICTED   PUBLIC   TOTAL
                          ----------   ------   -----
BIOPHARMACEUTICALS           0.0%       29.0%   29.0%
DRUG DELIVERY                0.0%        3.3%    3.3%
DRUG DISCOVERY TECH.         4.3%        3.2%    7.5%
EMERGING BIOPHARM.           5.1%       14.1%   19.2%
GENERICS                     0.0%        7.5%    7.5%
HEALTHCARE SERVICES          3.6%        3.3%    6.9%
DEVICES AND DIAGNOSTICS      5.8%        6.7%   12.5%
LIQUID ASSETS                0.0%       14.1%   14.1%

                           H&Q LIFE SCIENCES INVESTORS

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2004

                                            % OF NET ASSETS
                                            ---------------
Impax Laboratories                               3.89%
Telik                                            3.82%
Celgene                                          3.20%
Pfizer                                           2.99%
Cubist Pharmaceuticals                           2.60%
IVAX                                             2.38%
Genzyme                                          2.28%
WebMD                                            2.15%
deCODE Genetics                                  2.14%
DepoMed                                          2.09%

                          H&Q LIFE SCIENCES INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2004

                                          UNITS HELD   UNITS HELD
                                           12/31/03      3/31/04
                                          ----------   ----------
PURCHASES
Cyberonics                                         0       76,840
Durect                                       492,320      612,320
Elan                                               0      165,000
Genta                                              0       85,000
Genzyme                                       78,000      101,000
TherOx (Restricted) Bridge Note           $        0   $  133,515
United Therapeutics                           41,400       90,000
Vivus                                        385,200      437,200
Zyomyx (Restricted) Series A New                   0      199,800
Zyomyx (Restricted) Series B New                   0          200

SALES
deCODE Genetics                              463,500      420,200
Endocardial Solutions                        496,566      204,966
EP Medsystems                                 68,520            0
Sontra Medical                               187,427       63,280
Vicuron Pharmaceuticals                       67,776            0

                           H&Q LIFE SCIENCES INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2004
                                   (UNAUDITED)

   SHARES                                                                VALUE
-------------                                                        -------------
               CONVERTIBLE SECURITIES - 18.9% OF NET ASSETS
               CONVERTIBLE PREFERRED (RESTRICTED) - 18.8%
                DRUG DISCOVERY TECHNOLOGIES - 4.4%
    1,587,302    Agilix Series B*                                    $     380,952
      566,958    Avalon Pharmaceuticals Series B*                        1,332,351
      250,000    Ceres Series C*#                                        1,500,000
       18,296    Ceres Series C-1*                                         109,776
      174,200    Ceres Series D*#                                        1,045,200
       93,248    Galileo Laboratories Series F*                            326,368
      808,473    Idun Pharmaceuticals Series A-1*                        2,000,001
      689,679    Senomyx Series E*                                       2,000,000
    1,150,000    Triad Therapeutics Series A*                                1,150
      350,000    Triad Therapeutics Series B*                                  350
      800,000    Triad Therapeutics Series C*                              120,000
      199,800    Zyomyx Series A New*                                      199,800
          200    Zyomyx Series B New*                                          200
                EMERGING BIOPHARMACEUTICALS - 5.1%
      302,552    ACADIA Pharmaceuticals Series E*                          816,890
      185,185    ACADIA Pharmaceuticals Series F*                          500,000
      634,921    Agensys Series C*                                       2,000,001
    1,212,121    Raven biotechnologies Series B*^                        1,006,060
    1,872,772    Raven biotechnologies Series C*^                        1,554,401
      141,177    Theravance Series C*                                    1,270,593
      133,334    Theravance Series D-1*                                  1,200,006
       30,920    Therion Biologics Series A*                                55,656
      160,000    Therion Biologics Series B*#                              288,000
      271,808    Therion Biologics Series C*#                              489,254
       28,991    Therion Biologics Sinking Fund*                               290
    1,400,000    Xanthus Life Sciences Series B*                         1,400,000
                HEALTHCARE SERVICES - 3.5%
    1,051,429    CardioNet Series C*                                     3,680,002
      322,168    CytoLogix Series A*^                                      265,789
      151,420    CytoLogix Series B*#^                                     124,922
    3,589,744    PHT Series D*^                                          2,800,000
      604,174    PHT Series E*^                                            471,256
                MEDICAL DEVICES AND DIAGNOSTICS - 5.8%
    3,235,293    Concentric Medical Series B*^                           2,070,588
    1,162,790    Concentric Medical Series C*^                             744,186
    1,333,333    Conor MedSystems Series D*                              1,600,000
      177,778    EPR Series A*                                               1,778
      130,000    Masimo Series D*                                        1,430,000
    1,088,436    OmniSonics Medical Technologies Series B*               1,454,150
    1,031,992    OmniSonics Medical Technologies Series C*               1,200,000
      426,439    Songbird Hearing Series D*                                  4,264

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                VALUE
-------------                                                        -------------
               CONVERTIBLE PREFERRED (RESTRICTED) - CONTINUED
      434,782   TherOx Series H*                                     $     643,477
      546,875   VNUS Medical Technologies Series E*                      2,800,000
                                                                     -------------
                                                                     $  38,887,711
                                                                     -------------

 PRINCIPAL
  AMOUNT
-------------
               CONVERTIBLE BONDS AND NOTES (RESTRICTED) - 0.1%
                HEALTHCARE SERVICES - 0.0%
$     112,224    CytoLogix 6.75% Cvt. Note, due 2004*^               $     112,224
                MEDICAL DEVICES AND DIAGNOSTICS - 0.1%
      133,515    TherOx 6% Bridge Note, due 2004#                          133,515
                                                                     -------------
                                                                     $     245,739
                                                                     -------------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $55,031,367)                                  $  39,133,450
                                                                     -------------

   SHARES
-------------
               COMMON STOCKS - 67.4%
               BIOPHARMACEUTICALS - 29.1%
       54,000    Amgen*                                              $   3,141,180
       67,898    Biopure Class A*                                          107,279
      139,900    Celgene*                                                6,666,235
      275,126    Corixa*                                                 1,761,577
       22,109    Corixa Warrants (expire 8/14/07)*                           4,179
      588,182    Cubist Pharmaceuticals*                                 5,411,274
      233,484    CV Therapeutics*                                        3,532,613
      165,000    Elan*                                                   3,402,300
      205,600    Enzon Pharmaceuticals*                                  3,172,408
       85,000    Genta*                                                    892,500
      101,000    Genzyme*                                                4,751,040
       75,000    Gilead Sciences*                                        4,182,750
      167,000    MedImmune*                                              3,854,360
       72,200    Neurocrine Biosciences*                                 4,267,020
      178,000    Pfizer                                                  6,238,900
       34,000    Pharmion*                                                 769,760
      193,600    Pozen*                                                  2,675,552
       90,000    United Therapeutics*                                    2,144,700
       76,000    Vertex Pharmaceuticals*                                   715,920
      437,200    Vivus*                                                  2,653,804
                                                                     -------------
                                                                        60,345,351
                                                                     -------------
               DRUG DELIVERY - 3.3%
      125,000    Aradigm*                                                  290,000
      555,555    DepoMed*                                                4,349,996
      612,320    Durect*                                                 2,081,888
       63,280    Sontra Medical*                                           125,294
                                                                     -------------
                                                                         6,847,178
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                VALUE
-------------                                                        -------------
               DRUG DISCOVERY TECHNOLOGIES - 3.2%
      420,200    deCODE Genetics*                                    $   4,454,120
      337,800    Lexicon Genetics*                                       2,118,006
      257,600    Lynx Therapeutics Warrants (expire 4/29/07)                     0
      200,001    Zyomyx (Restricted) Common*                                 2,000
                                                                     -------------
                                                                         6,574,126
                                                                     -------------
               EMERGING BIOPHARMACEUTICALS - 14.2%
      206,800    Adolor*                                                 3,108,204
        3,297    BioTransplant (Restricted) Warrants
                    (expire 8/12/04)*                                            0
       13,500    BioTransplant (Restricted) Warrants
                    (expire 10/31/04)*                                           0
          925    BioTransplant (Restricted) Warrants
                    (expire 8/15/05)*                                            0
      306,463    Dyax*                                                   3,153,504
      210,400    Encysive Pharmaceuticals*                               2,162,912
      489,400    Exelixis*                                               4,184,370
      380,700    Kosan Biosciences*                                      4,023,999
       66,317    Rigel Pharmaceuticals*                                  1,467,595
      296,428    Telik*                                                  7,956,128
       22,224    Therion Biologics (Restricted) C-2 Units*#                 40,003
      146,982    Therion Biologics (Restricted)*                             1,470
      135,135    Tularik*                                                3,317,564
                                                                     -------------
                                                                        29,415,749
                                                                     -------------
               GENERIC PHARMACEUTICALS - 7.6%
      362,131    Impax Laboratories*                                     8,100,871
      217,800    IVAX*                                                   4,959,306
       41,400    Teva Pharmaceutical Industries ADR                      2,625,174
                                                                     -------------
                                                                        15,685,351
                                                                     -------------
               HEALTHCARE SERVICES - 3.3%
       56,900    Charles River Labs*                                     2,438,165
      503,000    WebMD*                                                  4,471,670
      204,139    Syntiro Healthcare Services (Restricted)*                   2,041
      101,283    Syntiro Healthcare Services (Restricted)
                    Warrants (expire 10/15/04)*                                  0
                                                                     -------------
                                                                         6,911,876
                                                                     -------------
               MEDICAL DEVICES AND DIAGNOSTICS - 6.7%
      756,249    Biofield*                                                 400,812
      244,200    CTI Molecular Imaging*                                  3,562,878
       76,840    Cyberonics*                                             1,841,086
      204,966    Endocardial Solutions*                                  1,779,105
       64,700    IDEXX Laboratories*                                     3,679,489

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                               VALUE
-------------                                                        -------------
               MEDICAL DEVICES AND DIAGNOSTICS - CONTINUED
      130,000    Masimo Labs (Restricted)*                           $       1,300
      680,000    Orthovita*                                              2,733,600
                                                                     -------------
                                                                        13,998,270
                                                                     -------------
               TOTAL COMMON STOCKS
                 (Cost $88,494,460)                                  $ 139,777,901
                                                                     -------------

  PRINCIPAL
   AMOUNT
-------------
               TEMPORARY CASH INVESTMENTS - 13.7%
$  10,700,000  American Express Credit Corp.; .97%, due 4/1/04       $  10,700,000
    9,100,000  General Electric Capital Corp.; .95%, due 4/7/04          9,098,559
    8,611,000  State Street Bank Repurchase Agreement;
                  .15%, dtd 3/31/04 due 4/1/04
                  Collateralized by US Treasury Note,
                  1.5% due 7/31/05 with a market value
                  of $8,784,819, (repurchase proceeds
                  of $8,611,036)                                         8,611,000
                                                                     -------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $28,409,559)                               $  28,409,559
                                                                     -------------
                  TOTAL INVESTMENTS
                    (Cost $171,935,386)                              $ 207,320,910
                                                                     =============

----------
* Non income-producing security.
# With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $9,149,426).

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004
                                   (UNAUDITED)

ASSETS:
   Investments, at value (identified cost
     $171,935,386; see Schedule of Investments)                    $ 207,320,910
   Cash                                                                  612,545
   Interest receivable                                                    11,538
   Receivable for investments sold                                     1,239,884
   Prepaid expenses                                                       14,383
                                                                   -------------
         Total assets                                              $ 209,199,260
                                                                   -------------

LIABILITIES:
   Payable for investments purchased                               $     432,234
   Accrued advisory fee                                                  218,900
   Accrued other                                                         200,479
                                                                   -------------
         Total liabilities                                         $     851,613
                                                                   -------------

NET ASSETS                                                         $ 208,347,647
                                                                   =============

SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
     share, unlimited number of shares authorized,
     amount paid in on 11,719,044 shares issued and
     outstanding                                                   $ 163,451,121

   Accumulated net investment loss                                    (1,484,673)

   Accumulated net realized gain on investments                       10,995,675

   Net unrealized gain on investments                                 35,385,524
                                                                   -------------

         Total net assets (equivalent to $17.78 per
         share based on 11,719,044 shares outstanding)             $ 208,347,647
                                                                   =============

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2004
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign
     tax of $1,470)                                 $    62,623
   Interest income                                       95,010
                                                    -----------
     Total investment income                                      $    157,633

EXPENSES:
   Advisory fees                                    $ 1,313,121
   Trustees' fees and expenses                           69,662
   Legal fees                                            51,409
   Custodian fees                                        41,808
   Shareholder reporting                                 36,513
   Accounting and auditing fees                          32,101
   Transfer agent fees                                   28,307
   Stock exchange listing fee                            17,543
   Other                                                 51,842
                                                    -----------
     Total expenses                                                  1,642,306
                                                                  ------------

         Net investment loss                                      $ (1,484,673)
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                               $ 16,063,649
   Increase in net unrealized gain on investments                    6,268,476
                                                                  ------------

         Net gain on investments                                  $ 22,332,125
                                                                  ------------

                Net increase in net assets
                resulting from operations                         $ 20,847,452
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                             FOR THE SIX      FOR THE
                                             MONTHS ENDED    YEAR ENDED
                                            MARCH 31, 2004  SEPTEMBER 30,
                                              (UNAUDITED)       2003
                                            --------------  -------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
  Net investment loss                       $   (1,484,673) $  (2,339,987)
  Net realized gain on investments              16,063,649     14,087,914
  Increase in net unrealized
    gain on investments                          6,268,476     26,876,120
                                            --------------  -------------

        Net increase (decrease) in net
          assets resulting from operations  $   20,847,452  $  38,624,047
                                            --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net realized capital gains                $   (7,813,099) $ (19,370,711)
                                            --------------  -------------

CAPITAL SHARE TRANSACTIONS:
  Value of shares issued in reinvestment
    of distributions (306,569 and
    1,002,853 shares, respectively)         $    4,960,823  $  13,513,685
                                            --------------  -------------

        Net increase (decrease) in
          net assets                        $   17,995,176  $  32,767,021

NET ASSETS:
Beginning of period                            190,352,471    157,585,450
                                            --------------  -------------

End of period                               $  208,347,647  $ 190,352,471
                                            ==============  =============

ACCUMULATED NET INVESTMENT
LOSS INCLUDED IN NET ASSETS AT
END OF PERIOD                               $   (1,484,673) $           0
                                            ==============  =============

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended March 31, 2004
                                   (UNAUDITED)

CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest income received                              $      119,972
  Dividends received                                            62,623
  Operating expenses paid                                   (1,561,498)
                                                        --------------
      Net cash used for operating activities            $   (1,378,903)
                                                        --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities                     $  (25,926,323)
  Net purchases of temporary cash investments               (3,520,477)
  Sales and maturities of portfolio securities              33,152,537
                                                        --------------
      Net cash provided from investing activities       $    3,705,737
                                                        --------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Cash distributions paid, net                          $   (2,852,276)
                                                        --------------
      Net cash used for financing activities            $   (2,852,276)
                                                        --------------

NET DECREASE IN CASH                                    $     (525,442)

CASH AT BEGINNING OF PERIOD                                  1,137,987
                                                        --------------

CASH AT END OF PERIOD                                   $      612,545
                                                        ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations  $   20,847,452
  Net realized gain on investments                         (16,063,649)
  Increase in net unrealized gain on investments            (6,268,476)
  Decrease in dividends and interest receivable                 24,962
  Increase in accrued expenses                                  56,751
  Decrease in prepaid expenses                                  24,057
                                                        --------------

    Net cash used for operating activities              $   (1,378,903)
                                                        ==============

Noncash financing activities not included herein consist of stock distributions of $4,960,823.

Noncash investing activities not included herein consist of the conversion of restricted preferred stock with a cost of $2,400,550 to restricted common stock of the same issuer.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                              FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
                                PERIOD INDICATED)

                                 FOR THE SIX
                                 MONTHS ENDED           FOR THE YEAR ENDED SEPTEMBER 30,
                                MARCH 31, 2004       --------------------------------------
                                 (UNAUDITED)              2003(1)               2002(1)
                               ----------------      ----------------      ----------------
Net asset value per share:
   Beginning of period         $         16.680      $         15.140      $         23.090
                               ----------------      ----------------      ----------------

Net investment loss            $         (0.129)(2)  $         (0.213)(2)  $         (0.255)(2)
Net realized and unrealized
   gain (loss) on investments             1.909                 3.553                (4.835)
                               ----------------      ----------------      ----------------

Total increase (decrease)
   from investment
   operations                  $          1.780      $          3.340      $         (5.090)
                               ----------------      ----------------      ----------------

Capital gains distributions
   to shareholders             $         (0.680)     $         (1.800)     $         (2.860)
                               ----------------      ----------------      ----------------

Net asset value per share:
   End of period               $         17.780      $         16.680      $         15.140
                               ================      ================      ================

Per share market value:
   End of period               $          16.82      $          15.28      $          11.79
Total investment return
   at market value                        14.75%                47.65%               (25.82%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end
   of period                   $    208,347,647      $    190,352,471      $    157,585,450

Ratio of operating expenses
   to average net assets                   1.67%*                1.74%                 1.71%

Ratio of net investment loss
   to average net assets                  (1.51%)*              (1.38%)               (1.25%)

Portfolio turnover rate                   13.68%                32.36%                17.36%

Number of shares
   outstanding at end of
   period                            11,719,044            11,412,475            10,409,622

                                             FOR THE YEAR ENDED SEPTEMBER 30,
                               ----------------------------------------------------------
                                     2001                  2000                 1999
                               ----------------      ----------------    ----------------
Net asset value per share:
   Beginning of period         $         39.365      $         17.804    $         13.713
                               ----------------      ----------------    ----------------

Net investment loss            $         (0.221)(2)  $         (0.300)   $         (0.205)
Net realized and unrealized
   gain (loss) on investments           (12.134)               24.756               4.576
                               ----------------      ----------------    ----------------

Total increase (decrease)
   from investment
   operations                  $        (12.355)     $         24.456    $          4.371
                               ----------------      ----------------    ----------------

Capital gains distributions
   to shareholders             $         (3.920)     $         (2.895)   $         (0.280)
                               ----------------      ----------------    ----------------

Net asset value per share:
   End of period               $         23.090      $         39.365    $         17.804
                               ================      ================    ================

Per share market value:
   End of period               $          18.45      $          31.31    $          14.13
Total investment return
   at market value                       (29.07%)              155.36%              32.90%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end
   of period                   $    215,162,600      $    318,271,356    $    131,562,804

Ratio of operating expenses
   to average net assets                   1.58%                 1.51%               1.60%

Ratio of net investment loss
   to average net assets                  (0.83%)               (1.06%)             (1.30%)

Portfolio turnover rate                   16.49%                12.70%              23.49%

Number of shares
   outstanding at end of
   period                             9,318,998             8,085,152           7,389,487

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

* Annualized.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004
                                   (UNAUDITED)

(1) ORGANIZATION

       H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

    INVESTMENT SECURITIES

       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

    REPURCHASE AGREEMENTS

       In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

    DISTRIBUTION POLICY

       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    STATEMENT OF CASH FLOWS

       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2004.

    INDEMNIFICATIONS

       Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SECURITIES TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2004 totaled $24,082,147 and $33,352,421, respectively.

       At March 31, 2004, the total cost of securities for Federal income tax purposes was $171,935,386. The net unrealized gain on securities held by the Fund was $35,385,524, including gross unrealized gain of $64,632,906 and gross unrealized loss of $29,247,382.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.

       Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 19% of the Fund's net assets at March 31, 2004.

       The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

       During the six-month period ended March 31, 2004, certain restricted securities were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $388,000 at March 31, 2004 has also been determined by the Trustees. At March 31, 2004, the Fund has a proportionate interest in a 5% interest bearing promissory note due October 31, 2004 from the sale of restricted securities, with a par value o f $80,800 and an estimated value of $80,000 as determined by the Trustees. The value of the escrow account and note are included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

    The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2004, as determined by the Trustees of the Fund.

                                         ACQUISITION                    CARRYING VALUE
              SECURITY                       DATE            COST          PER UNIT         VALUE
------------------------------------  -----------------  -------------  --------------  -------------
ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                    5/2/00-3/24/03  $   2,000,208  $        2.700  $     816,890
   Series F Cvt. Pfd.                           3/19/03        500,241           2.700        500,000

Agensys
   Series C Cvt. Pfd.                           2/14/02      2,003,383           3.150      2,000,001

Agilix
   Series B Cvt. Pfd.                           11/8/01      2,009,507           0.240        380,952

Avalon Pharmaceuticals
   Series B Cvt. Pfd.                          10/22/01      2,005,767           2.350      1,332,351

BioTransplant
   Common Warrants (expire 8/12/04)             8/12/94              0           0.000              0
   Common Warrants (expire 10/31/04)           10/31/94              0           0.000              0
   Common Warrants (expire 8/15/05)             8/18/95              0           0.000              0

CardioNet
   Series C Cvt. Pfd.                    5/3/01-3/25/03      3,697,953           3.500      3,680,002

Ceres
   Series C Cvt. Pfd.*                         12/23/98      1,000,875           6.000      1,500,000
   Series C-1 Cvt. Pfd.                          1/4/01         74,325           6.000        109,776
   Series D Cvt. Pfd.*                          3/14/01      1,046,778           6.000      1,045,200

Concentric Medical^
   Series B Cvt. Pfd.                    5/7/02-1/24/03      2,218,703           0.640      2,070,588
   Series C Cvt. Pfd.                          12/19/03      1,000,769           0.640        744,186

Conor MedSystems
   Series D Cvt. Pfd. *                        10/23/03      1,602,441           1.200      1,600,000

CytoLogix^
   Series A Cvt. Pfd.                   1/13/98-7/21/99      1,552,564           0.825        265,789
   Series B Cvt. Pfd.*                          1/11/01        766,886           0.825        124,922
   Cvt. Note                                    5/29/02        112,224           1.000        112,224

EPR
   Series A Cvt. Pfd.                            3/9/94        800,331           0.010          1,778

Galileo Laboratories
   Series F Cvt. Pfd.                           8/18/00      2,001,929           3.500        326,368

Idun Pharmaceuticals
   Series A-1 Cvt. Pfd.                        11/26/02      2,001,311           2.474      2,000,001

                                         ACQUISITION                    CARRYING VALUE
              SECURITY                       DATE            COST          PER UNIT         VALUE
------------------------------------  -----------------  -------------  --------------  -------------
Masimo
   Series D Cvt. Pfd.                           8/14/96  $     910,027  $       11.000  $   1,430,000

Masimo Labs
   Common                                       8/14/96              0           0.010          1,300

OmniSonics Medical Technologies
   Series B Cvt. Pfd.                           5/24/01      1,603,266           1.336      1,454,150
   Series C Cvt. Pfd.                           10/1/03      1,203,046           1.163      1,200,000

PHT^
   Series D Cvt. Pfd.                           7/23/01      2,801,353           0.780      2,800,000
   Series E Cvt. Pfd.                  7/15/03-12/17/03        473,744           0.780        471,256

Raven biotechnologies^
   Series B Cvt. Pfd.                          12/12/00      2,001,150           0.830      1,006,060
   Series C Cvt. Pfd.                          11/26/02      1,554,400           0.830      1,554,401

Senomyx
   Series E Cvt. Pfd.                           2/19/02      2,002,601           2.900      2,000,000

Songbird Hearing
   Series D Cvt. Pfd.                          12/14/00      2,003,239           0.010          4,264

Syntiro Heathcare Services
   Common                                        2/5/97        800,325           0.010          2,041
   Warrants (expire 10/15/04)                  10/15/98              0           0.000              0

Theravance
   Series C Cvt. Pfd.                            2/5/99      1,200,124           9.000      1,270,593
   Series D-1 Cvt. Pfd.                         8/28/00      1,200,892           9.000      1,200,006

Therion Biologics
   C-2 Units*                                   8/13/03         40,003           1.800         40,003
   Common                              6/30/93-10/16/96        251,642           0.010          1,470
   Series A Cvt. Pfd.                  8/20/96-10/16/96        289,847           1.800         55,656
   Series B Cvt. Pfd.*                  2/24/99-6/22/99        600,609           1.800        288,000
   Series C Cvt. Pfd.*                          9/26/01      1,019,568           1.800        489,254
   Sinking Fund Cvt. Pfd                10/17/94-4/3/96        582,505           0.010            290

TherOx
   Series H Cvt. Pfd.                           9/11/00      2,001,249           1.480        643,477
   Bridge Note*                                 1/28/04        133,515           1.000        133,515

Triad Therapeutics
   Series A Cvt. Pfd.                            6/8/99      1,151,067           0.001          1,150
   Series B Cvt. Pfd.                          12/20/00        702,090           0.001            350
   Series C Cvt. Pfd.                          11/25/02        800,000           0.150        120,000

VNUS Medical Technologies
   Series E Cvt. Pfd.                           8/20/01      2,800,000           5.120      2,800,000

Xanthus Life Sciences
   Series B Cvt. Pfd.                           12/5/03      1,400,880           1.000      1,400,000

Zyomyx
   Common                                2/19/99-2/6/04      2,400,901           0.010          2,000
   Series A New Cvt. Pfd.                       1/12/04        199,800           1.000        199,800
   Series B New Cvt. Pfd.                       1/12/04            200           1.000            200
                                                         -------------                  -------------
                                                         $  58,524,238                  $  39,180,264
                                                         =============                  =============

*  With warrants attached.
^  Affiliated issuers.

                           H&Q LIFE SCIENCES INVESTORS

                       New York Stock Exchange Symbol: HQL

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                  Kimberley L. Carroll, Treasurer and Secretary

                                    TRUSTEES
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, ENGSCD
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                                   Dechert LLP

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling

                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
                          please contact the Plan Agent
                       State Street Bank and Trust Company
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                                                                    HQHLS-SAR-04

ITEM 2.     CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable to this semi-annual filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this semi-annual filing.

ITEM 9.     SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 10.    CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified steps in the processing of the registrant's portfolio securities transactions and in the procedures for monitoring the percentage of voting securities of certain issuers held by the registrant that warranted enhancements to the internal control procedures. Management has instituted additional procedures, and is in the process of implementing them, to enhance its internal controls.

ITEM 11.    EXHIBITS.

(a)(1)   Not applicable to this semi-annual filing.

(a)(2)   Filed as an attachment to this filing.

(a)(3)   Not applicable.

(b)      Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&Q LIFE SCIENCES INVESTORS


By:     /s/ Daniel R. Omstead
        --------------------------------
        Daniel R. Omstead
        President

Date:   June 7, 2004
        ---------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Daniel R. Omstead
        --------------------------------
        Daniel R. Omstead
        President

Date:   June 7, 2004
        ---------------


By:     /s/ Kimberly L. Carroll
        --------------------------------
        Kimberly L. Carroll
        Treasurer

Date:   June 7, 2004
        ---------------